Exhibit 99.3

2005 Investor Conference May 26, 2005 Catalina Marketing Services

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Agenda

Ed Kuehnle

Marketplace Opportunity

CMS Overview

CMS Advantage

Jay Parsons

Business Strategy

Innovations

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Media Fragmentation Has Created A Fundamental Change In The Marketplace

1960s 80% Coverage:

TODAY

80% Coverage:

Hundreds of cable-TV channels

Hundreds of radio stations

Thousands of specialized magazines

Millions of computers, PDAs, etc.

55MM+ HH DVR technology by 2009

Source: BusinessWeek, July 12, 2004; “The Vanishing Mass Market”.

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Poor Reception: Percentage Of US Homes Tuned To Big 3 Broadcast Networks (ABC, CBS and NBC) In Prime Time

60 50 40 30 20 10

70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04

WALL STREET JOURNAL

May 23, 2005

Source: Nielsen Media Research

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Media Fragmentation Creating New Communication Opportunities

Alternative digital targeting vehicles

Internet maturity

Satellite radio

DVR

Text messaging

Pod-casting

Opportunity for CMS to further optimize the shopping transaction

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Consumer Food Purchases Fragmented MM/Drug/Club Feature More CPG Products

Grocery Sales by Channel

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

85% 84% 83% 81% 79% 77% 74% 72% 70% 68% 66% 63%

1995 1996 1997 1998 1999 2000 2001 2002 2003E 2004E 2005E 2006E

Supermarkets Supercentres Cash & Carry Conv. & Gas Drug Discount Oth

Supermarkets have lost nearly 20 points of sales over the past decade

Source: UBS Securities 12/04

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Grocery Has Lost Many Core Store Category Battles

% Share in Supermarkets

Grocery Fortress (+75% Share)

% Share in Supermarkets

Battle Zone (40-75% Share)

Carbonated Soft

Drinks 65%

Juice/Drinks 64%

Cookies 63%

Coffee 58%

Snacks 58%

“Lost” Categories (< 40% Share)

Household Cleaners 38%

Pet Nutrition 37%

Laundry Supplies 35%

HBC 23%

Floral 14%

Core store buyers must be retained

Source: Progressive Grocer, 9/15/04

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Dominate Marketing Solutions Through Innovations

“Simply Smart Marketing”

To be the world’s most

Innovative marketing solutions provider across multiple industries

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Strategically…

Delivering Precisely What Customers Need

This competitive advantage is the result of combined utilization of three strategic assets:

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Catalina’s Value Proposition

Consumers

Relevance

Savings

Rewards

Information

Retailers $2.9 Billion in Mfg Incentives

Data Management

Analytics

Customer Loyalty Program Design

Manufacturers

Access to 255+ MM Trans/Week

Consumer Insight

Efficient Sales

Equity and Awareness Solutions

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CMS Insights Drive Customized Marketing Campaigns For Manufacturers And Retailers

CAPTURE

CREATE

COMMUNICATE

Bar Code Product

Design Solutions Based Insight

Flexible Applications

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Catalina’s Unique Purchase Behavior Insights Drive Relevant Consumer Communications

Transactional

Records & stores every UPC scanned

Tracks 255 million weekly transactions

Stores at the Basket Level

# of Units; Price Paid; Interaction

Frequent Shopper

Unique card with purchase behavior

104 weeks of UPC level data

100 million+ Unique ID’s

Volume; Loyalty; Segmentation

In-depth Insights

Relevant Consumer Communication

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CMS Program Development Process Delivers Continuous Learning And Superior ROI

Redefine Offerings

Evaluate Programs

Execute Program

Segment Consumer Information

Choose Target Audiences

Develop Strategies & Tactics

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National Access To Frequent Shopper Cards Drives Understanding Of Strategic Consumer Opportunities

Volume

Loyal Users Brand A Occasional Users Never Buy Brand A

Percent 0.3 16.9 48

Per HH 0.1 7.6 17.7

Count 11,964 979,884 2,271,456

Price $2.22 $2.27 $2.24

Cat Vol/Trip 2.8 3.6 3.6

Purchase Cycle 10 17 16

Percent 0.1 5 15.1

Per HH 0.1 6.4 18.7

Count 10,151 815,708 2,400,122

Price $2.53 $2.48 $2.44

Cat vol/Trip 2.2 2.5 2.5

Purchase Cycle 23 30 30

Percent 0.1 2.5 12

Per HH 0.3 7.7 41.4

Count 32,375 993,347 5,315,540

Price $2.89 $2.63 $2.66

Cat Vol/Trip 1.7 2 2

Purchase Cycle 83 69 79

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Loyalty

Syndicated Aggregation Provides Turnkey Execution

Top 25% HH

Never Buy Brand A

0.3 16.9 48

0.1 7.6 17.7

11,964 979,884 2,271,456

Percent Cat Vol. 48

$2.22 $2.27 $2.24

Percent HH 17.7 2.8 3.6 3 6

10 17 16

HH Count 2,271,456 0.1 5 15.1

0.1 6.4 18.7

10,151 815,708 2,400,122

$2.53 $2.48 $2.44

Avg Price Paid $2.24 2.2 2.5 2.5

23 30 30

Cat Vol. per Trip 3.6 0.1 2.5 12

0.3 7.7 41.4

Purchase Cycle 16 32,375 993,347 5,315,540 16

$2.89 $2.63 $2.66

1.7 2 2

Purchase Cycle 83 83 69 79

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Retailers Adapting To Changing Marketplace

Industry Changes

Competition attacking effectively on price

Increasing number of outlets offering food choices

Decision Making

Integrate consumer data in decision planning

Marketing, operations, merchandising driven by consumer insights

Shopper Segmentation

Identify profitable customers

Profitability data drives store format, prices, assortment

Vendor Solutions

Need third party help to build internal capabilities

No one vendor is able to meet all the needs

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Consumer Driven Retailing Requires Incorporating Consumer Behavior Across All Business Processes

Six Essential Disciplines

Strategy and Objective Development

Data Management

Analytics and Insights

Program Design

Program Execution

Feedback and ROI

CMS uniquely positioned to deliver against key disciplines

Own gold standard in design and execution today

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CMS Key Initiatives To Drive Future Growth

Increase Consumer Reach

Retailer value proposition

Channel expansion

Develop strategic relationships

Leverage consumer insights

Execute against new innovation

Improve quality of consumer communication

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$50 Billion Market Opportunity

Trade Acct. Spec. Adv. C.P.

24%

23%

9%

44%

1997

16%

24%

11%

49%

2000

16%

26%

10%

48%

2004

$ 8 Billion $12 Billion $ 5 Billion $25 Billion

Source: Cannondale Associates

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CMS Partners And Sponsors Have Clear Compelling Events In the Marketplace

Retailer

Shopper Frequency

CPG Manufacturer

Marketing Productivity

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Marketing Solutions

Catalina Category Marketing (CCM)

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A Mass Approach With The Benefits Of Targeting

Catalina Category Marketing (CCM) - An Event Marketing Tool Designed:

Anchor merchandising

Efficient cost per unit moved

Focal point for integrated marketing programs

Meet needs of key customers

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Leverage Merchandising To Maximize Promotion Effectiveness

Week 1

10/1

F Sa Su M Tu W Th

Week 2

10/8

F Sa Su M Tu W Th

Week 3

10/15

F Sa Su M Tu W Th

Week 4

10/22

F Sa Su M Tu W Th

+3 Days

10/29

F Sa Su

Announcement – 17 Days

Selling Opportunities For Sales Team

Ad

Ad

Reward – 24 Days

Display

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CCM Directly Communicates To Top Shoppers And Anchors Trade Events

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CCM Solution Provides Manufacturers A Better Volume Driver At Lower Cost Than FSI

45% More Volume

20% Lower CPUM

X

1.7X

2.4X

Average Weekly Volume

Highest Volume Week

CCM Event Volume

FSI

CCM

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Reward Prints Drive Incremental Retail Sales

Each $1 CCM Reward Printed $9 Incremental in Retailer Sales

Returns

Catalina Marketing Corporation HH Level Analytics 10 CCM Programs Analyzed 3/04—7/04 Ave. Return per printed CCM Reward dollar

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Catalina Category Marketing (CCM) Solves Price Gap Issues Against Discounters And Drives Sales

3.0%

7.1%

10.6%

Order Size

Trips/ID

Dollars/ID

*All measures expressed as per ID, Per week

**Summary of “Non-Participant vs Participant” ID’s for CCM programs to date SOURCE: Cannondale Associates

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The CCM Programs Outperform TPRs In Key Success Areas For CMS Retail Partners

TRIPS/WK/ID

0.01

0.13

TPR (SHORT TERM)

CCM (SHORT TERM -PROG + POST 2 WEEKS)

BASKET SIZE

$0.51 $1.65

TPR (SHORT TERM)

CCM (SHORT TERM -PROG + POST 2 WEEKS) $/WK/ID $1.16 $8.89

TPR (SHORT TERM)

CCM (SHORT TERM -PROG + POST 2 WEEKS)

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Manufacturers Felt That Only 30-50 Percent Of Trade Promotions Paid Out In 2004

Percent of Trade Promotions that Manufacturers Say Pay Out

54%

49%

43%

40%

33%

34%

31%

30%

Feature/Display

Account Specific Marketing

Price Reduction Only

Frequent Shopper Cards

2003 2004

Manufacturers felt only 30% of frequent shopper card programs and TPRs paid out in 2004

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Account Specific Events Allows Manufacturer To Tie in Group Theme With Retailer Trade Plan

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Slippage On Rewards Funded With Trade Dollars Allows CMS Retail Partners To Efficiently Compete On Price

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EZ Rebates Offer A Great Option For Account Specific Executions Utilizing Next Shopping Rewards

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Marketing Solutions

Predictive Modeling

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Data Mining Improves Efficiency And Effectiveness Of CMS Communications

Data Mining Process

Models built to predict unobserved consumer behavior

Analyze known outcomes

Screen for common criteria

Predict future likely behavior

Control

Top 10%

Top 5%

Top 2%

Response Index

700 600 500 400 300 200 100 0

100

322

441

671

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Applying Data Mining Techniques Delivered a 600% Increase In Identifying An Unobserved Behavior

600% improvement over mass vehicles

% Confidence of using milk to lighten

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

12%

78%

84%

86%

Mass

Top 20% Model HHs

Top 10% Model HHs

Top 5% Model HHs

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Marketing Solutions

Equity Building Advertising

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The Catalina Marketing Network Provides A Mass Reach Medium Precisely Targeted To Specific Consumers

Uncluttered communication occasion

High readership and responsiveness

Proven success increasing equity measures

Brand awareness

Purchase intent

Attribute recall

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Six Sequenced Communication Delivered Statistical Difference In Key Measures

Brand Advertising Awareness

Total ad awareness +8 points

54%*

Test

46%

Control

Product Attribute Ratings

Improved brand attitudes

9 of 12 attributes significantly improved

Average score +5 points

* Significant difference between Test & Control at 95% conf. level.

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Increased Purchase Intent Delivered Increased Brand Volume

Purchase Intent

Top box rating +8 points

48%*

35%*

13%

42%

27%

15%

Definitely

Probably

Test

Control

Actual Behavior

Brand volume +5.5%

5,205*

4,935

Test

Control

* Significant difference between Test & Control at 95% conf. level.

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Color And Graphic Printing Creates Superior Brand Representation

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Color and Graphic Printing Allows CPG To Communicate Appetite Appeal

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Communication Of Core Message With Visualization Of Emotional Benefit

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New Graphic Capabilities Create Greater Branding Opportunity

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New Graphic Capabilities Create More Impact On Consumer Offer

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Key Technical Requirements Accomplished

Store Systems and 3D

Detailed requirement finalized

Design of Color Printing Status

Interface received from vendor

Printer driver

Component completed/delivered by vendor

Design template

Specifications completed

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Phase 1—Store Pilot Status

Objective

Functional test of color printing

Market entry

Details

Date: Begin mid FY06

Printer: Existing off-the-shelf

Print Speed: 1 inch per second

Design

Character based layout

Color retailer logo and product image

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Phase 2—Store Pilot Status

Objective

Full graphic templates

New Store System/3D capability

Details

Date: Second half FY06

Printer: Upgraded off-the-shelf

Print Speed: 2 inches per second

Design

Full graphic template

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Expanding Consumer Reach

Retail Strategy

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Delivering Growth Requires CMS To Increase Consumer Reach In Key Categories

Maximize Current Partners Advertising Content

Partnership Incentives

Retail Value Proposition

Follow Consumer Shopping Behavior

Key Retailers

Key Segments

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97% Of Shoppers Purchased In Multiple Channels In 2004

% of Shoppers By Number of Channels Shopped in 2004

% of Shoppers

29.8%

26.4%

20.2%

10.7% 8.8%

2.7% 0.5% 0.9%

1 2 3 4 5 6 7 8+

Avg. # of Channels Shopped

Pt Chg. vs.

2001

-0.6 NC +0.3 +0.4 +1.7 +1.0 -1.4 -1.4

Source: IRI Times & Trends 9/04. Channels include grocery, drug, mass, supercenters, club, dollar, c-store, gas marts, hardware and specialty stores

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Non-Food Products Now Distribute More Coupons Annually Than Food Products

2004 Top Couponing

Product Categories Coupons Distributed (MM)

2003 2004 % Chg

1 Personal Care 11,149 12,056 8.1%

2 Pet Food & Treats 11,073 11,645 5.2%

3 Household Cleaning 12,851 10,694 -16.8%

4 Rug and Room Deodorizer 5,866 7,628 30.0%

5 Snacks 6,538 7,120 8.9%

6 Prepared & Frozen Food 6,161 6,953 12.9%

7 Hair Care 5,388 6,527 21.1%

8 Cough and Cold Remedies 5,538 6,331 14.3%

9 Cereal 5,491 6,147 11.9%

10 Vitamins 3,423 5,399 57.7%

Source: Marx FSI Trend Report

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Walgreens Gold Standard In Chain Drug Retailing –A Great Addition To CMS Network

Walgreens Facts $37.5B US 2004 Sales

14.3% Increase

Leader in Chain Drug

Avg/Store

Walgreens $8,231,321

CVS $5,946,647

Rite Aid $5,095,352

* 12 Month Ending 2/28/2005

4,723 Stores and counting

7,000 stores by 2010

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CMS Is Providing Innovative Analytical Tools To Assist Retail Partners Battle For Share Of Wallet

LOYALTY = Total Dollars in Your Chain = $4,000

QUOTIENT Total Grocery Expenditures: All Channels $10,000

LQ = 40%

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Retail Agreements Reward Channel Partners For Driving Increased Manufacturer Sponsored Prints

Retailer Rate Per Print

160% 140% 120% 100% 80% 60% 40% 20% 0%

X 1.5X 2X

Catalina Revenue $25.0 $20.0 $15.0 $10.0 $5.0 $0.0

X 1.5X 2x

Strike Rate

Strike Rate

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Retail Partnership Economics Leverage Fixed Costs Across Increase Sponsored Prints And Protect Margins

X Billion Mfg Prints

2X Billion Mfg Prints

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Variable

Fixed

28%

72%

51%

49%

X 2X

Strike Rate

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CMS Key Initiatives To Drive Future Growth

Increase Consumer Reach

Retailer value proposition

Channel expansion

Develop strategic relationships

Leverage consumer insights

Execute against new innovation

Improve quality of consumer communication

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.